                       EIGHTH AMENDMENT TO LOAN DOCUMENTS



         This EIGHTH AMENDMENT TO LOAN DOCUMENTS ("Amendment") dated March 31, 2003 (with an effective date of March 28, 2003), is made by and among TB WOOD'S INCORPORATED, individually and as Agent under the Borrower Agency Agreement (the "Borrower Agent") and PNC BANK, NATIONAL ASSOCIATION, a national banking association, as Agent for the Banks under the Credit Agreement referred to herein (the "Agent") and PNC BANK, NATIONAL ASSOCIATION, WACHOVIA BANK (as successor to First Union National Bank) and NATIONAL CITY BANK OF PENNSYLVANIA as the Banks.

         Reference is made to the Revolving Credit Agreement dated October 10, 1996, by and among TB Wood's Incorporated, a Pennsylvania corporation, Plant Engineering Consultants, Inc., a Tennessee corporation ("Plant Engineering"), TB Wood's Enterprises, Inc., a Delaware corporation, TB Wood's North Carolina, Inc., a Delaware corporation, TB Wood's Foreign Sales Corporation, a Barbados corporation, TB Wood's Foreign Investment Company, a Delaware corporation, Industrial Blaju, S.A., de C.V. Mexico City, Mexico, a Mexican corporation (successor to TB Wood's Mexico, S.A. de C.V. f/k/a Grupo Blaju, S.A., de C.V.), TB Wood's Canada, Ltd., an Ontario corporation, Berges Electronic GmbH, Berges Electronic, S.r.l. (such corporations being the "Borrowers"), and PNC Bank, National Association, as Agent and the Banks party thereto as amended on April 7, 1997, January 20, 1998, April 24, 1998, July 21, 1999, November 8, 1999,
February 25, 2002 (with an effective date of December 28, 2001) and April 30, 2002 (as so amended, the "Agreement") pursuant to which the Banks extended to the Borrowers a $40,000,000 revolving line of credit, which amount has heretofore been increased to $52,500,000 pursuant to amendment. The obligations under the Agreement and the Loan Documents are evidenced by the Borrowers' Notes payable to the Banks. (Capitalized terms used herein not otherwise defined shall have the meanings provided for in the Agreement.)

         Pursuant to this Amendment, the Commitments shall be reduced to $46,000,000, one of the Banks shall terminate its Commitment entirely, another Bank shall increase its Commitment and certain parties will grant to the Agent on behalf of the Banks a security interest in all of their property located in the United States (excluding securities, titled vehicles and real estate).

         NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Amendment to Agreement.

(a) Section 1.1 [Certain Definitions] of the Agreement is hereby amended as follows:

         (i) The Commitments are being reduced to $46,000,000 in the aggregate and, accordingly, Schedule 1.1(B) is hereby amended and restated to read in its entirety as shown on the attached Schedule 1.1(B) (Amended 2003).

         (ii) The expiration date for the revolving credit facility is extended to October 10, 2004 and, accordingly, the definition of Expiration Date is hereby amended and restated to read in its entirety as follows:

                  Expiration Date shall mean, with respect to the Commitments, October 10, 2004, as such date may be extended in accordance with Section 2.10.

         (iii) The definition of Permitted Liens is hereby amended by adding at the end thereof an additional subsection to read as follows:

                  (xii) any Lien created in connection with the Tennessee Bonds or the Texas Bonds.

         (iv) The definition of Required Banks is hereby amended and restated to read in its entirety as follows:

                  Required Banks shall mean

                  (i) if there are no Loans, Reimbursement Obligations or Letter of Credit Borrowings outstanding, Banks whose Commitments aggregate at least 65% of the Commitments of all of the Banks, or

                  (ii) if there are Loans, Reimbursement Obligations, or Letter of Credit Borrowings outstanding, any Bank or group of Banks if the sum of the Loans, Reimbursement Obligations and Letter of Credit Borrowings of such Banks then outstanding aggregates at least 65% of the total principal amount of all of the Loans, Reimbursement Obligations and Letter of Credit Borrowings then outstanding. Reimbursement Obligations and Letter of Credit Borrowings shall be deemed, for purposes of this definition, to be in favor of the Agent and not a participating Bank if such Bank has not made its Participation Advance in respect thereof and shall be deemed to be in favor of such Bank to the extent of its Participation Advance if it has made its Participation Advance in respect thereof.

         (v) A new definition of "Security Agreement" is hereby added to read in its entirety as follows:

                  Security Agreement shall mean the Security Agreement dated March 31, 2003 executed and delivered by the Company, Plant Engineering Consultants, Inc. and TB Wood's Enterprises, Inc. and any other Borrower organized under the laws of a state of the United States of America which later becomes a party thereto and executed and delivered to the Agent on behalf of the Banks to secure the Obligations and also the obligation of each Loan Party under any currency or interest rate hedging or derivative arrangement or agreement with any Bank; the "collateral" described therein consists of substantially all of the personal property (other than real estate, securities and titled vehicles) of such Persons. The Security Agreement is and shall be a "Loan Document."

         (vi) Section 2.3 [Commitment Fees] of the Agreement is hereby amended by replacing, as of April 1, 2003, the pricing grid therein with the following pricing grid:

                  (a) if the Borrowers' Leverage Ratio is less than or equal to
                  1.0 to 1.0, then the Commitment Fee Applicable Margin shall be .20%; and

                  (b) if the Borrowers' Leverage Ratio is greater than 1.0 to
                  1.0 but less than or equal to 1.5 to 1.0, then the Commitment Fee Applicable Margin shall be .25%; and

                  (c) if the Borrowers' Leverage Ratio is greater than 1.5 to
                  1.0 but less than or equal to 2.0 to 1.0, then the Commitment Fee Applicable Margin shall be .30%; and

                  (d) if the Borrowers' Leverage Ratio is greater than 2.0 to
                  1.0 but less than or equal to 2.5 to 1.0, then the Commitment Fee Applicable Margin shall be .35%; and

                  (e) if the Borrowers' Leverage Ratio is greater than 2.5 to 1.0, but less than 3.0 to 1.0, then the Commitment Fee Applicable Margin shall be .40%; and

                  (f) if the Borrowers' Leverage Ratio is greater than 3.0 to 1.0, then the Commitment Fee Applicable Margin shall be .45%.

         (vii) Section 4.1.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

                      (i) Revolving Credit Interest Rate Options.

                      The Borrowers shall have the right to select from the following Interest Rate Options applicable to the Loans:

                      (1) Base Rate Option: A fluctuating rate per annum
                          (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate;

                      (2) Revolving Credit Euro-Rate Option: A rate per annum
                          (computed on the basis of a year of 360 days and actual days elapsed) equal to the Euro-Rate plus the rate per annum (the "Applicable Margin") described below measured in respect of the Borrowers' Leverage Ratio as of the end of each fiscal quarter:

                  (a) if the Borrowers' Leverage Ratio is less than or equal to
                  1.0 to 1.0, then the Applicable Margin shall be 1.25%; and

                  (b) if the Borrowers' Leverage Ratio is greater than 1.0 to
                  1.0 but less than or equal to 1.5 to 1.0, then the Applicable Margin shall be 1.50%; and

                  (c) if the Borrowers' Leverage Ratio is greater than 1.5 to
                  1.0 but less than or equal to 2.0 to 1.0, then the Applicable Margin shall be 1.75%; and

                  (d) if the Borrowers' Leverage Ratio is greater than 2.0 to
                  1.0 but less than or equal to 2.5 to 1.0, then the Applicable Margin shall be 2.00%; and

                  (e) if the Borrowers' Leverage Ratio is greater than 2.5 to 1.0, but less than 3.0 to 1.0 then the Applicable Margin shall be 2.25%; and

                  (f) if the Borrowers' Leverage Ratio is greater than 3.0 to 1.0, then the Applicable Margin shall be 2.50%.

         Any changes in the Applicable Margin pursuant to the provisions of this
Section 4.1(a)(ii) shall become effective from the fifth day after the Agent shall have received the Certificate delivered pursuant to Section 8.3.4 in respect of such fiscal quarter; provided, that, in the event that the Certificate delivered pursuant to Section 8.3.4 for any fiscal quarter is not timely delivered, then the Applicable Margin shall be the amount set forth in item (f) above commencing as of the date such certificate was required to be delivered until the delivery of such certificate.

         (viii) Section 8.2 [Negative Covenants] of the Agreement is hereby amended by deleting therefrom Section 8.2.21 [Minimum Net Worth] and substituting therefor a new Section 8.2.21 to read in its entirety as follows:

                  8.2.21 Fixed Charge Coverage.
                  The Borrowers shall maintain at all times a ratio of (x) EBITDA less unfunded capital expenditures to (y) cash dividends paid, cash taxes paid, net interest expense and current maturities of long term debt (other than the Loans) of not less than 1.05 to 1.0, calculated for the four (4) fiscal quarters ending December 31, 2003 and quarterly thereafter. For purposes of this section, unfunded capital expenditures shall include, inter alia, capital expenditures funded with proceeds of any Loan or with cash.

         (ix) Section 8.2.5 [Dividends and Related Distributions] of the Agreements is hereby amended by adding at the end thereof before the period (.) the following phrase:

                  and except for purchases by the Parent of its own common stock not to exceed (x) $1,500,000 if the Leverage Ratio (after such repurchase) is less than 3.0 to 1.0 and (y) $2,000,000 if the Leverage Ratio (after such repurchase) is less than 2.75 to 1.0.

         (x) Section 8.2.6 [Liquidations, Mergers, Consolidations, Acquisitions] of the Agreement is hereby amended and restated to read in its entirety as follows:

                  8.2.6 Liquidations, Mergers, Consolidations, Acquisitions. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, dissolve, liquidate or wind-up its affairs, or become a party to any merger or consolidation, or acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of any other Person, provided that

                      (1) any Loan Party may consolidate or merge into another
                  Loan Party which is wholly-owned by one or more of the other Loan Parties and which is a Domestic Borrower or a Domestic Subsidiary, and

                      (2) any Borrower may acquire, whether by purchase or by
                  merger, (A) all of the ownership interests of another Person which is not a Foreign Person or (B) substantially all of assets of another Person or of a business or division of another Person which is not a Foreign Person (except that any Loan Party may acquire the stock or assets of a Foreign Person with the prior written approval of Required Banks, which may be withheld for any reason) (each such acquisition being a "Permitted Acquisition"), provided that each of the following requirements is met:

                      (i) such Person has had for the prior fiscal year positive operating income (calculated in accordance with GAAP);

                      (ii) the Company demonstrates to the Banks pro forma
                  covenant compliance over the next four (4) quarter period taking into account the projected Total Debt immediately following such acquisitions; in calculating such compliance, EBITDA (to the extent applicable) shall include the EBITDA of such acquired Person to the extent such EBITDA is described in financial statements audited by an accounting firm acceptable to the Banks or is otherwise established by a third party financial due diligence review in form and substance satisfactory to the Banks;

                      (iii) if the Loan Parties are acquiring the ownership
                  interests in such Person, such Person shall execute a Joinder and join this Agreement as a Borrower pursuant to, and otherwise comply with, Section 11.18 on or before the date of such Permitted Acquisition (unless it is subject to the provisions of clause (xi) hereof;

                      (iv) the board of directors or other equivalent governing
                  body of such Person shall have approved such Permitted Acquisition and the Company shall have delivered to the Banks written evidence of such approval prior to such Permitted Acquisition;

                      (v) the business acquired, or the business conducted by
                  the Person whose ownership interests are being acquired, as applicable, shall be substantially the same as one or more line or lines of business conducted by the Borrowers and shall comply with Section 8.2.10;

                      (vi) no Potential Default or Event of Default shall exist
                  immediately prior to and after giving effect to such Permitted Acquisition;

                      (vii) the Company shall demonstrate that the Loan Parties
                  shall be in compliance with the covenants contained in Sections 8.2.15, 8.2.16, 8.2.17, 8.2.18 and 8.2.21 after giving effect to such Permitted Acquisition by delivering at least twenty (20) Business Days prior to such Permitted Acquisition a certificate in the form of Exhibit 8.2.6 evidencing such compliance;

                      (viii) the Consideration paid by the Borrowers for such
                  Acquisition shall not exceed $8,000,000 and after giving effect to such acquisition, the Consideration paid by the Loan Parties for all Permitted Acquisitions made during the current fiscal year of the Loan Parties shall not exceed an amount equal to (x) $16,000,000 less (y) any amount added to the Outside Investment Amount in such fiscal year by the making of investments of the type contemplated in the definition thereof, unless Required Banks shall, in their sole discretion, consent to the payment of more Consideration;

                      (ix) the Company shall demonstrate, on a pro forma basis
                  after giving effect to such acquisition, availability under the Commitments of not less than $2,500,000;

                      (x) if the Consideration to be paid in any acquisition
                  exceeds $2,500,000, then the Company shall have delivered to the Agent financial statements of the Person acquired within sixty (60) days following such acquisition; and

                      (xi) if the Person acquired therein will not be a
                  Subsidiary after the acquisition, then the Consideration paid in such acquisition shall be subject to the limitation set forth in Section 8.2.20.

         (xi) Section 8.2.16 [Minimum Interest Coverage Ratio] is hereby amended and restated to read in its entirety as follows:

                  8.2.16 Minimum Interest Coverage Ratio.

                  Through the period ending on last day of the third fiscal quarter of 2003, the Loan Parties shall not permit the ratio of EBIT to consolidated net interest expense of the Borrowers calculated as of the end of each fiscal quarter for the four fiscal quarters then ended, to be less than 2.5 to 1.0.



         (xii) Section 8.2.17 [Minimum Tangible Net Worth] is hereby amended and restated to read in its entirety as follows:

                  8.2.17 Minimum Tangible Net Worth.
                  The Borrowers shall not at any time permit Consolidated Tangible Net Worth to be less than $7,000,000 plus an amount equal to 50% of consolidated net income of the Borrowers for each fiscal quarter in which net income was earned (as opposed to a net loss) during the quarterly reporting periods from October 1, 1999 through the date of determination minus an amount (not to exceed $1,000,000) equal to one-half (50%) of the Dollar amount of stock repurchases made by the Parent of its own common stock pursuant to the final exception in
                  Section 8.2.5 [Dividends and Distributions].

         (xiii) Section 8.2.18 [Maximum Leverage Ratio] of the Agreement is hereby amended and restated to read in its entirety as follows:

                  8.2.18 Maximum Leverage Ratio.
                  The Borrowers shall not permit at any time the Borrowers' Leverage Ratio to exceed 3.25 to 1.0 from March 27, 2003 through December 30, 2003 and 3.0 to 1.0 from and after December 31, 2003.

         (xiv) Section 8.3.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

                  8.3.1 Accounts Receivable. Within forty-five (45) days after the end of each fiscal quarter and otherwise as reasonably requested by the Agent, an aged list of accounts receivable and other related information reasonably requested by the Agent, all as certified as true and correct by the Company's chief financial officer or treasurer.

                  (b) Each Subsidiary of the Parent party hereto ratifies and confirms its agreement hereto and to the authority of the Borrower Agent to act on its behalf.
                  (c) Notwithstanding anything to the contrary in any of the Notes, the liability of Berges Electronic GmbH, Berges Electronic, S.r.l. and TB Wood's Foreign Sales Corporation under the Notes shall be limited to the principal amount advanced respectively to such Persons under the Agreement and interest and costs of collection thereon.

         2. Amendment Fee.

                  On the date hereof, the Borrowers shall pay to the Agent on behalf of the Banks according to their relative Commitments a non-refundable amendment fee of $46,000 in the aggregate in consideration of the Agent and the Banks entering into this Amendment. Such fee is not payment for the use of money but is to compensate the Banks for the consideration and approval of this Amendment.

         3. Revised Commitments.

                  Contemporaneously herewith, the Commitment of Fleet Bank has been reduced to zero ($0) and Wachovia Bank has increased its Commitment to $10,000,000 and the Agent and each Bank specifically consents thereto. The relative Commitments of the Banks are as set forth on the attached Schedule 1.1(B) (Amended 2003). From and after the date hereof, Fleet Bank shall have no further obligation to make loans under the Agreement.

         4. Conditions to Closing.

                  This Amendment is effective upon the satisfaction of the following conditions:

            (a) The Company, Plant Engineering and TB Wood's Enterprises, Inc. shall each have delivered a fully executed Security Agreement, including duly completed and attached schedules and exhibits, and shall have caused to be prepared and filed such UCC-1 financing statements and other items as the Agent deems advisable to perfect or evidence the Lien of the Agent (on behalf of the Banks) on the collateral described therein.

            (b) The Borrowers shall have delivered true and complete copies of amended and restated Schedule 6.1.1, Schedule 6.1.2 and Schedule 6.1.3 describing all foreign and domestic subsidiaries of the Borrowers, their jurisdictions of formation and the Borrowers' ownership (direct and indirect) thereof. Such amended and restated Schedule 6.1.1, Schedule 6.1.2 and Schedule
6.1.3 are attached to this Amendment.

            (c) Contemporaneously herewith, the Borrowers have executed and delivered to Wachovia Bank an amended and restated Note reflecting such Bank's increased Commitment.

         5. Miscellaneous.

            (a) All of the terms, conditions, provisions and covenants in the Notes, the Agreement, the Loan Documents, and all other documents delivered to the Banks and the Agent in connection with any of the foregoing documents and obligations secured thereby shall remain unaltered and in full force and effect except as modified by this Amendment.

            (b) The Borrowers hereby represent and warrant to the Banks and the Agent as of the date of this Amendment that, after giving effect to this
Amendment:

                (i) there exists no Event of Default or Potential Default under any of the Loan Documents and that after giving effect to this Amendment, the representations and warranties in Section 6 of the Agreement are true and correct in all respects on and as of the date hereof; and

                (ii) the execution and delivery of the Security Agreement by the Loan Parties party thereto have been authorized by all necessary corporate action and the Security Agreement is the legal, valid and binding obligation of such parties.

            (c) The Borrowers agree to pay all of the Agent's expenses incurred in connection with the preparation of this Amendment and the transactions contemplated by this Amendment, including without limitation, the reasonable fees and expenses of the Agent's counsel.

            (d) This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

            (e) Each and every one of the terms and provisions of this Amendment shall be binding upon and shall inure to the benefit of the Borrowers, the Banks and the Agent and their respective successors and assigns.

            (f) This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall constitute but one and the same instrument. This Amendment supersedes all prior understandings and agreements, whether written or oral, between the parties hereto and thereto relating to the transactions provided for herein or therein, including any prior proposal or commitment letters.

            (g) The execution and delivery of this waiver shall not be construed to establish a course of conduct or imply that any other, future or further waivers, consents or forbearance shall be considered, provided or agreed to.

            (h) There are no Subsidiaries of the Parent who are not listed on
Schedule 6.1.3 (as amended through the date hereof) and all Domestic Subsidiaries are Loan Parties.

         6. Effective Time.

            This Amendment, the Security Agreement and the Amended and Restated Note payable to the Order of Wachovia Bank, each dated March 31, 2003, are executed and delivered on such date with an effective time of March 28, 2003; the termination or increase of the Commitments described herein, the accrual of interest, the transfer or payments of monies and obligations and the other transactions contemplated herein shall occur, on the later to occur of (i) March 31, 2003 and (ii) the date of the delivery of an opinion of counsel relating to the Company, Plant Engineering (with certain limitations as to scope) and TB Wood's Enterprises, Inc. and certified resolutions approving the execution and delivery of the documents contemplated in this Amendment and copies of the charter and by-laws for the Company, Plant Engineering and TB Wood's Enterprises, Inc. acceptable in form and substance to the Agent.

         7. Post-Closing Obligations.

            The Borrowers agree: (i) to deliver to the Agent and each of the Banks on or before May 1, 2003 copies of its insurance policies and endorsement showing the Agent (on behalf of the Banks) as lender loss payee and (ii) to use their reasonable best efforts to obtain on or before May 1, 2003 a landlord waiver for the benefit of the Agent (on behalf of the Bank) reasonably acceptable to the Agent in respect of the location in Reno, Nevada, all in form and substance satisfactory to the Agent. Failure timely to comply with items (i) and (ii) above shall constitute an Event of Default.

                   Remainder of Page Intentionally Left Blank

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                  TB WOOD'S INCORPORATED, individually
                                  and as Borrower Agent

                                  By:___________________________________
                                  Title:________________________________


                                  PLANT ENGINEERING CONSULTANTS, INC.

                                  By:___________________________________
                                  Title:________________________________

                                  INDUSTRIAL BLAJU S.A., de C.V. MEXICO
                                  CITY, MEXICO

                                  By:___________________________________
                                  Title:________________________________

                                  TB WOOD'S CANADA, LTD.

                                  By:___________________________________
                                  Title:________________________________

                                  BERGES ELECTRONIC GMBH


                                  By:___________________________________
                                  Title:________________________________



                SIGNATURES TO EIGHTH AMENDMENT TO LOAN DOCUMENTS
                             CONTINUED ON NEXT PAGE

                SIGNATURES TO EIGHTH AMENDMENT TO LOAN DOCUMENTS
                            CONTINUED FROM PRIOR PAGE


                                  BERGES ELECTRONIC, S.r.l.


                                  By:___________________________________
                                  Title:________________________________

                                  TB WOOD'S NORTH CAROLINA, INC.,
                                  a Delaware corporation;


                                  By:___________________________________
                                  Title:________________________________

                                  TB WOOD'S FOREIGN SALES CORPORATION,
                                  a Barbados corporation;


                                  By:___________________________________
                                  Title:________________________________

                                  TB WOOD'S FOREIGN INVESTMENT COMPANY,
                                  a Delaware corporation.


                                  By:___________________________________
                                  Title:________________________________

                                  TB WOOD'S ENTERPRISES, INC.,
                                  a Delaware corporation;


                                  By:___________________________________
                                  Title:________________________________

                SIGNATURES TO EIGHTH AMENDMENT TO LOAN DOCUMENTS
                             CONTINUED ON NEXT PAGE

                SIGNATURES TO EIGHTH AMENDMENT TO LOAN DOCUMENTS
                            CONTINUED FROM PRIOR PAGE


                                  PNC BANK, NATIONAL ASSOCIATION,
                                  individually and as Agent


                                  ___________________________________________
                                  Thomas C. Dilworth
                                  Vice President


                                  NATIONAL CITY BANK OF PENNSYLVANIA


                                  ___________________________________________
                                  W. Christopher Kohler
                                  Vice President


                                  WACHOVIA BANK, successor to First Union
                                  National Bank


                                  ___________________________________________
                                  Fred D. Siglin
                                  Vice President


ACCEPTED AND AGREED:

TB WOOD'S CORPORATION



By:___________________________
Title:________________________

                         SCHEDULE 1.1(B) (Amended 2003)
                 COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

                                   Page 1 of 2

Part 1--Commitments of Banks and Addresses for Notices to Banks

Bank                                           Commitment         Ratable Share
----                                           ----------         -------------

PNC Bank, N.A.                                 $20,000,000           43.5%
4242 Carlisle Pike
Camp Hill, PA  17011
Attention:  Thomas C. Dilworth
Telephone:  (717) 730-2368
fax: (717) 730-2387

National City Bank of                          $16,000,000           34.8%
  Pennsylvania
National City Center
20 Stanwix Street
Pittsburgh, PA  15222
Attention: W. Christopher Kohler
Telephone: (412) 644-8879
fax: (412) 644-6224

Wachovia Bank                                  $10,000,000           21.7%
12 East Market St.
York, PA  17401
Attention: Fred D. Siglin
Telephone  (717) 852-5308
fax: (717) 852-5213

         Total                                 $46,000,000            100%

                                 SCHEDULE 1.1(B)
                 COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

                                   Page 2 of 2

Part 2--Addresses for Notices to Agent, Borrowers and Guarantor(s):

AGENT

PNC Capital Markets, Inc.
1600 Market Street, 21st Floor
Philadelphia, PA  19103
Attention: Jeff Doherty
Telephone: (215) 585-4315
Telecopy: (215) 585-7669



BORROWERS:

TB Wood's Incorporated
440 North Fifth Avenue
Chambersburg, PA  17201-1778
Attention Thomas F. Tatarczuch
Vice President - Finance
Telephone:  (717) 264-7161  x4464
fax:  (717) 264-7732

GUARANTOR:

TB Wood's Corporation
440 North Fifth Avenue
Chambersburg, PA  17201-1778
Attention Thomas F. Tatarczuch
Vice President - Finance
Telephone:  (717) 264-7161  x4464
fax:  (717) 264-7732

                                 SCHEDULE 6.1.1
                          QUALIFICATIONS TO DO BUSINESS
                             (Amended and Restated)


TB Wood's Incorporated
----------------------
Pennsylvania
Texas
Tennessee
Connecticut
Georgia
Michigan
Florida



Plant Engineering Consultants
-----------------------------
Tennessee


TB Wood's Canada
----------------
N/A

TB Wood's (Mexico) S.A. de C.V. (Mexico)
----------------------------------------
N/A

TB Wood's Foreign Investment Company
N/A

TB Wood's Enterprises
N/A

TB Wood's Foreign Sales Corporation
-----------------------------------
N/A

TB Wood's North Carolina
N/A

                                 SCHEDULE 6.1.2
                             (Amended and Restated)

--------------------------------------------------------------------------------------------------------------------------
Company                            Shares Authorized                    Shares Outstanding         Owner
--------------------------------------------------------------------------------------------------------------------------
TB Wood's Incorporated             2,500,000 shares common stock per    100                        TB Wood's Corporation
                                   value $.10
--------------------------------------------------------------------------------------------------------------------------
TB Wood's Canada Ltd               40,000 shares common stock no par    5,255                      TB Wood's Incorporated
                                   value
--------------------------------------------------------------------------------------------------------------------------
Plant Engineering Consultants,     10,000,000 shares common stock par   168,298                    TB Wood's Incorporated
Inc                                value $.01
--------------------------------------------------------------------------------------------------------------------------
Industrial Blaju, S.A. de C.V.     7,425,010 shares common stock        7,425,009                  TB Wood's Incorporated
(Mexico)                                                                1                          T. Tatarczuch
--------------------------------------------------------------------------------------------------------------------------
TB Wood's Foreign Sales            Inactive                             Inactive                   TB Wood's Incorporated
Corporation(Barbados)
--------------------------------------------------------------------------------------------------------------------------
TB Wood's Enterprises, Inc.        3,000 shares common stock            3,000                      TB Wood's Incorporated
(Delaware)
--------------------------------------------------------------------------------------------------------------------------
TB Wood's Foreign Investment       1,000 shares common stock            1,000                      TB Wood's Incorporated
Company (Delaware)
--------------------------------------------------------------------------------------------------------------------------
TB Wood's North                    Inactive                             Inactive                   TB Wood's Incorporated
Carolina, Inc. (Delaware)
--------------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE 6.1.3
                             (Amended and Restated)

                                 March **, 2003

Non-Borrower Subsidiaries
-------------------------

The following is a wholly owned subsidiary of TB Wood's Foreign Investment Company.

         TB Wood's  (Deutschland) GmbH (Germany)




The following are non-borrower Joint Ventures:


         TB Wood's (India) Private LTD (India)
            TB Wood's Incorporated                   92.05%
            Entertec Chicago, Inc.                    7.95%




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